                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ Manuel H. Johnson
                                                 -------------------------
                                                 Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ W. Allen Reed
                                                 -------------------------
                                                 W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ Michael E. Nugent
                                                 -------------------------
                                                 Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ Michael Bozic
                                                 -------------------------
                                                 Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ Joseph J. Kearns
                                                 -------------------------
                                                 Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and
Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ Fergus Reid
                                                 -------------------------
                                                 Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ James F. Higgins
                                                 -------------------------
                                                 James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ Kathleen A. Dennis
                                                 -------------------------
                                                 Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ Michael F. Klein
                                                 -------------------------
                                                 Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign Amendment Number 8 and Amendment Number 9 to the registration statement of MORGAN STANLEY SERIES FUNDS, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 21, 2008

                                                 /s/ Frank L. Bowman
                                                 -------------------------
                                                 Frank L. Bowman